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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  October 25, 2000


                      APPLIED MICRO CIRCUITS CORPORATION
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)



        000-23193                                           94-2586591
  (Commission File No.)                        (IRS Employer Identification No.)



                              6290 SEQUENCE DRIVE
                          SAN DIEGO, CALIFORNIA 92122
             (Address of principal executive offices and zip code)



      Registrant's telephone number, including area code: (858) 450-9333



                      ________________________________________
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Item 2. Acquisition or Disposition of Assets.

        On October 25, 2000 (the "Closing Date"), Applied Micro Circuits Corporation, a Delaware corporation ("AMCC"), completed the acquisition of MMC Networks, Inc., a Delaware corporation ("MMC"). The acquisition was effected in accordance with the Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), dated as of August 28, 2000, by and among AMCC, Mercury Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of AMCC ("Merger Sub"), and MMC, pursuant to which Merger Sub was merged with and into MMC, and MMC became a wholly-owned subsidiary of AMCC (the "Merger"). The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and will be accounted for as a purchase. A copy of the Merger Agreement is attached hereto as
Exhibit 2.1 and incorporated herein by reference.

        At the effective time of the Merger, each outstanding share of MMC common stock was converted into the right to receive 1.238 shares of AMCC common stock. In addition, AMCC assumed all of the outstanding options to purchase capital stock of MMC in connection with the Merger, and such options are now exercisable for shares of AMCC common stock, with appropriate adjustment to exercise price and share numbers based on the exchange ratio.

        As a result of the Merger, AMCC issued approximately 41,307,900 shares of its common stock and assumed options to purchase 8,152,638 shares of its common stock. For financial reporting purposes, in accordance with generally accepted accounting principles, AMCC will value the Merger at approximately $4.5 billion based on the average closing price of AMCC common stock for the three days before and two days after the terms of the Merger had been agreed to and announced.

        There were no material relationships between AMCC or any of its affiliates, directors or officers and the persons to whom AMCC issued shares of AMCC common stock in the Merger.

        A further description of the Merger is set forth in the press release issued by the Company, dated October 25, 2000, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        All numbers have been adjusted to reflect AMCC's 100% stock dividend paid on October 30, 2000.

Item 7. Financial Statements and Exhibits.

        (a)  Financial statements of business acquired.

             The audited financial statements of MMC Networks, Inc. for the years ended December 31, 1997, 1998 and 1999, and the unaudited interim financial statements of MMC Networks, Inc. required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

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   (b)  Pro forma financial information

        The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

   (c)  Exhibits.

        2.1 Agreement and Plan of Merger and Reorganization, dated as of August 28, 2000, by and among Applied Micro Circuits Corporation, Mercury Acquisition Corp. and MMC Networks, Inc. (1)

        2.2 Form of Voting Agreement. between Applied Micro Circuits Corporation and certain stockholders of MMC Networks, Inc. (2)

        99.1  Press release dated October 25, 2000.
        ______________________________

        (1) Incorporated by reference to Exhibit 99.1 filed with the Company's Current report on Form 8-K dated August 28, 2000.

        (2) Incorporated by reference to Exhibit 99.2 filed with the Company's Current report on Form 8-K dated August 28, 2000.

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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 Applied Micro Circuits Corporation


Dated:  November 7, 2000         By: /s/ William E. Bendush
                                    --------------------------------------------
                                    William E. Bendush
                                    Vice President, Finance and Administration
                                    and Chief Financial Officer
                                    (Principal Accounting Officer and Officer
                                    duly authorized to sign this report on
                                    behalf of the registrant)

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                               INDEX TO EXHIBITS
                               -----------------



          2.1 Agreement and Plan of Merger and Reorganization, dated as of August 28, 2000, by and among Applied Micro Circuits Corporation, Mercury Acquisition Corp. and MMC Networks, Inc. (1)

          2.2 Form of Voting Agreement. between Applied Micro Circuits Corporation and certain stockholders of MMC Networks, Inc. (2)

         99.1  Press release dated October 25, 2000.

          __________________________________

          (1) Incorporated by reference to Exhibit 99.1 filed with the Company's Current report on Form 8-K dated August 28, 2000.

          (2) Incorporated by reference to Exhibit 99.2 filed with the Company's Current report on Form 8-K dated August 28, 2000.